First Amendment to Apyx – VK PSA 1 ACTIVE 686727528v2 First Amendment to Purchase and Sale Agreement (Inspection Period, Closing Extension) BY THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (INSPECTION PERIOD, CLOSING DATE) (this “First Amendment”), is made effective as of the 12th day of April 2023, by and between VK ACQUISTIONS VI, LLC, a Delaware limited liability company (“Purchaser”), and APYX MEDICAL CORPORATION, a Delaware corporation (“Seller”), in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows: 1. The Agreement. Purchaser and Seller (collectively referred to hereafter as “the parties”) are parties to that Purchase and Sale Agreement (the “Agreement”) having an effective date of March 14, 2022 and relating to the sale and purchase of the Property located at 5115 Ulmerton Road, Largo, Florida 33760, as more particularly described in the Agreement. Capitalized terms used in this First Amendment without definition shall have the meanings given to them in the Agreement. 2. Inspection Period. The first two sentences in Section 6(a) of the Agreement are deleted in their entirety and replaced with the following: “Purchaser shall have until May 4, 2023 at 5 p.m. (ET) (the “Inspection Period”) to examine all of the due diligence deliveries and to decide whether they are satisfactory to Purchaser and to make such physical, zoning, land use, environmental and other examinations, inspections and investigations of the Property or the use or operation thereof which Purchaser, in Purchaser’s sole discretion, may determine to make. The Inspection Period shall automatically end on the date when Purchaser gives a Go Forward Notice.” 3. Closing Date. The first sentence in Section 11 of the Agreement is deleted in its entirety and replaced with the following: “Subject to other provisions of this Agreement for extension, the Closing of the transaction contemplated by this Agreement (the “Closing”) shall be held on or before May 8, 2023 (the “Closing Date”) by escrow through the Escrow Agent.” 4. Further Modification. Except as modified in paragraph 2 and 3 above, all other terms, conditions and covenants of the Agreement shall remain the same and in full force and effect. 5. Counterparts and Electronic Signatures. This First Amendment may be executed in counterparts, which together shall be deemed to constitute one First Amendment. For purposes of the execution of this First Amendment, electronic signatures shall be deemed to be original signatures. [signature page follows directly below]

First Amendment to Apyx – VK PSA 2 ACTIVE 686727528v2 IN WITNESS WHEREOF, this First Amendment, will be effective as of the day and year first above written. PURCHASER VK ACQUISTIONS VI, LLC, a Delaware limited liability company By: __________________________________ Name: __________________________________ Title: __________________________________ SELLER APYX MEDICAL CORPORATION, a Delaware corporation By: __________________________________ Name: Tara Semb Title: Chief Financial Officer [End of Document]